SCHEDULE OF PREPAYMENT AND OTHER CURRENT ASSETS (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Prepaid Expenses And Other Current Assets Net
Loan to a third party	[1]	$ 3,309,881
Deductible input VAT		73,388	72,719
Prepaid expense		32,983	11,394
Advance to suppliers		35,253	3,020
Others		2,633	210
Total		$ 3,454,138	$ 87,343

[1]	The balance as of June 30, 2026 primarily represented a loan in the principal amount of US$3,309,881 that the Company lent to Suzhou Chaoyuhua Precision Technology Co., Ltd. (the “Borrower”), a third party, pursuant to a loan agreement dated February 25, 2026. The loan matures on July 31, 2026, on which date the principal and accrued interest are repayable in a lump sum. The loan is unsecured. As of the date of this report, the loan has not been collected..